UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2010
Fifth Street Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Bank Street, 12th Floor
White Plains, New York 10606
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (914) 286-6800
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 21, 2010, Fifth Street Finance Corp. issued a press release containing a preliminary estimate of net investment income for the quarter ended December 31, 2009 and announcing receipt of a term sheet for an additional credit line. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 21, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2010	FIFTH STREET FINANCE CORP.
	By:	/s/ Bernard D. Berman
		Name:	Bernard D. Berman
		Title:	Executive Vice President, Secretary and Chief Compliance Officer